EQ Trust
N-SAR Attachment for Item-74V.
DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEM 74V.
FOR PERIOD ENDING: 12/31/2016
Registrant CIK:  0001027263
FILE NUMBER: 811- 007953

74V.

Net asset value per share (to nearest cent)
Negative answer permitted in this field.

Portfolios
GROUP
 Class IA
 Class IB
 Class K

All Asset Aggressive-Alt 25 Portfolio
EQAT

  12.00
  11.99
All Asset Aggressive-Alt 50 Portfolio
EQAT

   9.29

All Asset Aggressive-Alt 75 Portfolio
EQAT

   8.95

All Asset Growth-Alt 20 Portfolio
EQAT
   18.90
  18.95
  18.86
All Asset Moderate Growth-Alt 15 Portfolio
EQAT

  11.10
  11.10
ATM International Managed Volatility Portfolio
EQAT

  9.11
ATM Large Cap Managed Volatility Portfolio
EQAT

  13.27
ATM Mid Cap Managed Volatility Portfolio
EQAT

   8.03
ATM Small Cap Managed Volatility Portfolio
EQAT

  12.22
AXA 2000 Managed Volatility Portfolio
EQAT

   20.03
  20.16
AXA 400 Managed Volatility Portfolio
EQAT

   21.37
   21.54
AXA 500 Managed Volatility Portfolio
EQAT

   20.40
   20.54
AXA Aggressive Strategy Portfolio
EQAT

   13.22

AXA Balanced Strategy Portfolio
EQAT
  14.41
   14.43

AXA Conservative Growth Strategy Portfolio
EQAT

   13.63

AXA Conservative Strategy Portfolio
EQAT

   11.92

AXA Global Equity Managed Volatility Portfolio
EQAT
  15.00
   14.97
   15.00
AXA Growth Strategy Portfolio
EQAT
  16.40
   16.42

AXA International Core Managed Volatility Portfolio
EQAT
     9.11
   9.12
   9.13
AXA International Managed Volatility Portfolio
EQAT

   11.45
   11.51
AXA International Value Managed Volatility Portfolio
EQAT
   11.54
   11.54
   11.57
AXA Large Cap Core Managed Volatility Portfolio
EQAT
   9.75
   9.75
    9.75
AXA Large Cap Growth Managed Volatility Portfolio
EQAT
27.83
   27.17
   27.83
AXA Large Cap Value Managed Volatility Portfolio
EQAT
   16.94
   16.90
   16.94
AXA Mid Cap Value Managed Volatility Portfolio
EQAT
  17.15
   17.00
   17.15
AXA Moderate Growth Strategy Portfolio
EQAT

    15.69

AXA Natural Resources Portfolio
EQAT

     7.95
   7.95
AXA SmartBeta Equity Portfolio
EQAT

   11.16
   11.15
AXA Ultra Conservative Strategy Portfolio
EQAT

  9.77

AXA/AB Dynamic Moderate Growth Portfolio
EQAT

  11.86

AXA/AB Short Duration Government Bond Portfolio
EQAT

   9.85
  9.90
AXA/AB Small Cap Growth Portfolio
EQAT
  18.11
   16.91
  18.11
AXA/AB Dynamic Growth Portfolio
EQAT

   9.92

AXA/Doubleline Opportunistic Core Plus Bond Portfolio
EQAT

  9.81
   9.81
AXA/Franklin Balanced Managed Volatility Portfolio
EQAT
  10.56
   10.56
  10.56
AXA/Franklin Small Cap Value Managed Volatility Portfolio
EQAT
  17.32
   17.33
  17.31
AXA/Franklin Templeton Allocation Managed Volatility Portfolio
EQAT
  10.59
   10.59

AXA/Goldman Sachs Strategic Allocation Portfolio
EQAT

   10.22

AXA/Horizon Small Cap Value Portfolio
EQAT

   9.84
   9.83
AXA/Invesco Strategic Allocation Portfolio
EQAT

   9.95

AXA/Loomis Sayles Growth Portfolio
EQAT
  6.52
   6.55
   6.51
AXA/Lord Abbett Micro Cap Portfolio
EQAT

   9.91
   9.94
AXA/Morgan Stanley Small Cap Growth Portfolio
EQAT

   9.74
   9.78
AXA/Mutual Large Cap Equity Managed Volatility Portfolio
EQAT
  13.78
   13.76
  13.78
AXA/Pacific Global Small Cap Value Portfolio
EQAT

   9.18
  9.17
AXA/Templeton Global Equity Managed Volatility Portfolio
EQAT
  11.69
   11.69
  11.69
EQ/BlackRock Basic Value Equity Portfolio
EQAT
  23.16
   23.22
  23.15
EQ/Boston Advisors Equity Income Portfolio
EQAT
  5.76
   5.79
  5.76
1290 VT Socially Responsible Portfolio
EQAT
  11.85
   11.66

EQ/Capital Guardian Research Portfolio
EQAT
  22.66
   22.68
  22.61
EQ/Common Stock Index Portfolio
EQAT
  28.47
   28.31

EQ/Convertible Securities Portfolio
EQAT

  10.20
  10.18
EQ/Core Bond Index Portfolio
EQAT
   9.85
  9.87
  9.85
EQ/Emerging Markets Equity PLUS Portfolio
EQAT

   8.01
   8.00
EQ/Energy ETF Portfolio
EQAT

    7.44
   7.44
EQ/Equity 500 Index Portfolio
EQAT
  37.31
  37.12
  37.27
EQ/GAMCO Mergers and Acquisitions Portfolio
EQAT
   12.95
  12.88
  13.06
EQ/GAMCO Small Company Value Portfolio
EQAT
  58.54
  58.64
  58.53
EQ/Global Bond PLUS Portfolio
EQAT
  8.72
   8.70
  8.77
EQ/High Yield Bond Portfolio
EQAT

   9.53
  9.52
EQ/Intermediate Government Bond Portfolio
EQAT
  10.23
  10.17
  10.23
EQ/International Equity Index Portfolio
EQAT
   8.37
   8.24
   8.36
EQ/Invesco Comstock Portfolio
EQAT
   15.82
   15.83
  15.78
EQ/JPMorgan Value Opportunities Portfolio
EQAT
   18.56
   18.60
  18.55
EQ/Large Cap Growth Index Portfolio
EQAT
   11.81
  11.48
  11.81
EQ/Large Cap Value Index Portfolio
EQAT
   8.63
   8.60
  8.59
EQ/Low Volatility Global ETF Portfolio
EQAT

  10.21
  10.21
EQ/MFS International Growth Portfolio
EQAT
  6.57
   6.58
  6.57
EQ/Mid Cap Index Portfolio
EQAT
  14.65
   14.44
  14.65
EQ/Money Market Portfolio
EQAT
  1.00
   1.00

AXA/Janus Enterprise
EQAT
   15.73
  15.53
   15.90
EQ/Oppenheimer Global Portfolio
EQAT
  14.61
  14.61

EQ/PIMCO Global Real Return Portfolio
EQAT

  9.69
   9.71
EQ/PIMCO Ultra Short Bond Portfolio
EQAT
  9.87
   9.88
   9.87
EQ/Quality Bond PLUS Portfolio
EQAT
  8.46
   8.43
  8.46
AXA Real Estate Portfolio
EQAT

10.45
10.47
EQ/Small Company Index Portfolio
EQAT
  11.36
  11.36
  11.35
EQ/T. Rowe Price Growth Stock Portfolio
EQAT
  38.42
  38.00
  38.93
EQ/UBS Growth and Income Portfolio
EQAT

   8.91

AXA/ClearBridge Large Cap Growth
EQAT
  10.77
  10.47
  10.88
Multimanager Aggressive Equity Portfolio
EQAT
  47.22
  46.36
  47.08
Multimanager Core Bond Portfolio
EQAT
  9.78
  9.80
  9.78
Multimanager Mid Cap Growth Portfolio
EQAT
   8.88
  8.43
  9.02
Multimanager Mid Cap Value Portfolio
EQAT
   15.64
  15.33
  15.64
Multimanager Technology Portfolio
EQAT
   20.83
  20.21
  21.13
AXA/Legg Mason Strategic Allocation Portfolio
EQAT

10.62
10.62